POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Guy M. Russo his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing to sign any and all instruments, certificates and documents required to be executed on behalf of himself as an individual or in his capacity as a general partner or authorized signatory, as the case may be, on behalf of any of Canaan Equity II L.P., Canaan Equity II L.P. (QP), Canaan Equity II Entrepreneurs LLC and Canaan Equity Partners II LLC pursuant to the Securities Act of 1933, as amended, (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Securities Act, the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby, and ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof, or may have done in connection with the matters described above.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 14th day of February, 2001.


CANAAN EQUITY II L.P.

By:  Canaan Equity Partners II LLC
        Its General Partner

By: /s/ Harry T. Rein
       Member/Manager

CANAAN EQUITY II L.P. (QP)

By:  Canaan Equity Partners II LLC
        Its General Partner

By: /s/ Harry T. Rein
       Member/Manager

CANAAN EQUITY II ENTREPRENEURS LLC

By:  Canaan Equity Partners II LLC
        Its General Partner

By: /s/ Harry T. Rein
       Member/Manager

CANAAN EQUITY PARTNERS II LLC

By: /s/ Harry T. Rein
       Member/Manager

By: /s/ Harry T. Rein
Name: Harry T. Rein

By: /s/ John V. Balen
Name: John V. Balen

By: /s/ James C. Furnivall
Name: James C. Furnivall

By: /s/ Stephen L. Green
Name: Stephen L. Green

By: /s/ Deepak Kamra
Name: Deepak Kamra

By: /s/ Guy M. Russo
Name: Guy M. Russo

By: /s/ Gregory Kopchinsky
Name: Gregory Kopchinsky

By: /s/ Eric A. Young
Name: Eric A. Young